[EATON VANCE(R) MANAGED INVESTMENTS LOGO]
[GRAPHIC]

Annual Report December 31, 2001

                                  EATON VANCE
[GRAPHIC]                      EMERGING MARKETS
                                      FUND

[GRAPHIC]

Eaton Vance Emerging Markets Fund as of December 31, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]

JAMES B. HAWKES
PRESIDENT

Eaton Vance Emerging Markets Fund Class A shares had a total return of -0.73% for the year ended December 31, 2001. That return was the result of an decrease in net asset value per share (NAV) from $10.93 on December 31, 2000 to $10.85 on December 31, 2001.(1)

The Fund's Class B shares had a total return of -1.12% during the year ended December 31, 2001. This return resulted from a decrease in NAV from $10.73 on December 31, 2000 to $10.61 on December 31, 2001.(1)

By comparison, the Morgan Stanley Capital International Emerging Markets Free Index - an unmanaged index of common stocks traded in the emerging markets - had a total return of -4.91% during the same period.(2)

Emerging markets performed well despite many challenges...

Despite markets in the U.S., Europe and Japan slowing at the same time, and the negative impact of the terrorist attacks in New York followed by U.S. military action, emerging markets showed impressive resilience relative to developed markets. We are witnessing reforms in emerging markets which are creating more stable, market-driven economies. Over the past year, emerging economies continued to develop and modernize, attracting investors seeking growth at reasonable valuations.

Emerging market growth continues to outpace developed markets...

Thanks in large part to technology, the pace of change in emerging markets is happening quite rapidly. For example, Korea's GDP was 46% agrarian in 1963; today it is 4.6%. This transfer from an agriculture based economy to a manufacturing based economy has taken far less time than in 18th century England, the birthplace of the industrial revolution. We are also witnessing similar momentum in the progression toward service-oriented economies in Hong Kong and Singapore.

The many positive developments we are now seeing in emerging markets are a direct result of the challenges that occurred in the latter part of the 1990s. The election of Vladimir Putin has seen Russia embrace property rights which allows mortgages, the basis of a modern credit system. Trade liberalization, in Mexico through NAFTA and in China through the WTO, is providing support for domestic and trade driven growth.

We believe these circumstances combine to cast a favorable light over emerging market economies, which are valued at historically low levels. Considering that global liquidity is plentiful and inflation remains low, we feel investors may find compelling opportunities in emerging markets in the year ahead.

Sincerely,

/s/ James B. Hawkes

James B. Hawkes
President
February 6, 2002

Fund Information
AS OF DECEMBER 31, 2001

PERFORMANCE(3)                                                  CLASS A    CLASS B
-------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------------
One Year                                                         -0.73%     -1.12%
Five Years                                                       -2.58      -2.98
Life of Fund+                                                     2.06       1.48

--------------------------------------------------------------------------------------
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------------
One Year                                                         -6.46%     -6.06%
Five Years                                                       -3.73      -3.36
Life of Fund+                                                     1.20       1.48

+Inception dates: Class A: 12/8/94; Class B: 11/30/94

TEN LARGEST HOLDINGS(4)
--------------------------------------------------------------------------------------
Sindo Ricoh                                                     5.5%
China Insurance International Holdings                          5.3
Samsung Fire & Marine Insurance                                 4.5
Fomento Economico Mexicano ADR                                  3.7
RAO Unified Energy Systems GDR                                  3.6
Companhia Souza Cruz                                            3.4
Reliance Industries                                             3.3
Harmony Gold Mining                                             3.2
Vina Concha Y Toro ADR                                          3.0
Hansabank                                                       3.0

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges
      (CDSC) for Class B shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee.
      (4) Ten largest holdings account for 38.5% of the Portfolio's total net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

      Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MANAGEMENT DISCUSSION

[PHOTO OF JACOB REES-MOGG]
HON. JACOB REES-MOGG
PORTFOLIO MANAGER

AN INTERVIEW WITH
THE HON. JACOB REES-MOGG,
DIRECTOR, LLOYD GEORGE MANAGEMENT,
AND PORTFOLIO MANAGER OF
EMERGING MARKETS PORTFOLIO.

Q:    Can you give us a summary of how emerging markets fared in 2001?

A: Emerging market countries tended to outperform developed markets for the year. But 2001 was not without its challenges, as the global economy struggled in a recession. Despite the global markets' attempt to pull itself out of a recession through fiscal stimulus and corporate belt tightening, uncertainty over a recovery in developed markets kept pressure on stock markets worldwide.

      Asian economies felt pressure from the global recession and their heavy reliance on exports. South Korea proved to be a bright spot in this region, as foreign investors showed more confidence in that country's restructuring efforts. Latin American markets could not escape the problems facing Argentina. Mexico was the one country that was able to avoid much of the fall-out from Argentina's economic crisis, but could not escape the weakness of the U.S. economy. Eastern Europe showed notable strength but was weighed down by the problems of western European economies.

Q: Have there been many changes to the way you positioned the Portfolio over the past year?

A: Our Portfolio continues to look for companies with sound balance sheets, good dividend yields and low p/e ratios. With that goal in mind, we maintained our focus on more defensive holdings because of the global economic weakness. Food and beverage companies made up the largest allocation from a sector standpoint, followed by banks and money services, then insurance companies.

      Broken down by region, Asian countries made up the largest portion of our Portfolio, at 40.5% of total investments. South Korea was our primary weighting in that region, at 17.5%. China made up 2.4% of our Asian region and, despite its new membership in the World Trade Organization, shares fell because of government efforts to reorganize the market. While these actions caused near-term pressure, in the longer-term, these changes should have a positive impact on China's business environment.

      Latin America made up 28.0% of our Portfolio, led by our holdings in Brazil. Brazilian shares had a difficult year because of the country's own energy crisis, as well as the spillover from Argentina. Mexico made up 8.6% of our Portfolio and showed relative strength when compared to other Latin

Five Largest Industry Weightings(1)
By total net assets

[CHART]

Food & Beverages                         17.3%

Banks and Money Services                 12.1%

Insurance                                 9.8%

Mining                                    7.3%

Electric-Integrated                       5.9%

Regional Distribution(1)
By total investments

[CHART]

Asia                                    40.5%
Latin America                           28.0%
Eastern Europe                          13.6%
India                                    7.4%
South Africa                             5.0%
Other                                    5.5%

(1) Because the Portfolio is actively managed, Industry Weightings and Regional Distribution presented at 12/31/01 are subject to change.

 MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER
   OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE
      SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL
                              INVESTED.

      American markets. Mexico was affected by the U.S. recession, but unlike in the past, the Mexican economy appeared to be on stronger footing as it becomes more integrated as a U.S. trading partner.

      Our allocation in Russia stood out against an unexciting backdrop of markets, rising over 80% for the year due to a successful reform program. In South Africa, the Portfolio invested in gold mining shares to counter the decline in an already weak rand.

Q:    Let's discuss some specific investments.

A: As I mentioned, insurance made up the third largest sector weighting in our Portfolio. Within this sector, China Insurance is the largest holding. China Insurance is the largest insurance company in China. This former state owned monopoly has 65% of China's life insurance market. With weak state run pension programs, Chinese citizens are eager to obtain life insurance policies and other saving vehicles.

      Another top holding was Hansabank, in the banks and money services sector. As the largest financial institution in the Baltic States, Hansabank Group has a banking division, as well as Hansa Capital, the largest leasing company in the Baltic States. Contributing to the growth of Hansabank has been an aggressive expansion of banking services, as well as improving asset quality.

Q:    What about your holdings in the Food and Beverages sector?

A: Due to the continuing global economic uncertainty, food and beverage stocks remain a top sector for us because they have tended to be more defensive holdings. Hite Brewery is South Korea's leading brewer, with over a 50% share of the Korean beer market. In 1993 Hite was the distant, second-largest brewer in South Korea. But through cost reductions, significant debt reduction, and the launch of their flagship "Hite" brand, they have consistently raised market share.

      Another brewing company we have a large stake in is South African Breweries. They are the leading brewer in developing markets and the fifth largest brewer worldwide. South African Breweries owns and operates 100 breweries in 24 countries, employing over 31,000 people.

Q:    Are there any other companies you wish to highlight from 2001?

A: Again, these are more defensive holdings in which demand for products and services tend to continue despite overall economic conditions. Reliance Industries is India's largest provider of petrochemicals as well as textiles. In 2001, the company was able to set new production records, increasing volume 16% over the previous year. They have been increasing production capacity over the past several years in order to meet demand brought by India's liberalization process. The post liberalization era in India has produced tremendous demand for synthetic fiber, a clothing option that was previously unaffordable to the Indian public. Also, as automobiles, consumer durables and the increased consumption of disposable items become more common in India, demand for polymers has increased tremendously.

      One of our holdings in the mining sector is Harmony Gold Mining in South Africa. This company has been able to grow its business through strategic acquisitions and participation in the consolidation of the South African gold industry.

Q:    What is your outlook for the Portfolio in 2002?

A: I am bullish on the emerging markets in 2002 for several reasons. Emerging markets are materially cheaper than developed markets and are seeing earnings-driven structural improvements. Low inflation and competitiveness in mature markets has put corporate profits under pressure worldwide. Investors looking for growth will find many compelling opportunities in emerging markets. The attraction is twofold. First, there is the long development of their economies as they modernize and grow wealth. Second, I feel there are attractive valuations that offer this growth at low multiples. With domestic and global liquidity plentiful, inflation low, domestic demand strong and valuations modest, I believe emerging markets are positioned for an exciting year.

[CHART]

COMPARSION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE EMERGING MARKETS FUND CLASS B VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX*

November 30, 1994-December 31, 2001



                     EATON VANCE          FUND                    MSCI
                   EMERGING MARKETS    VALUE WITH        EMERGING MARKETS FREE
        DATE        FUND CLASS B      SALES CHARGE               INDEX
-------------------------------------------------------------------------------------
    11/30/94         10,000             N/A                    10,000
    12/31/94          9,960                                     9,190
     1/31/95          9,590                                     8,206
     2/28/95          9,660                                     7,987
     3/31/95          9,640                                     8,019
     4/30/95          9,820                                     8,364
     5/31/95         10,440                                     8,786
     6/30/95         10,450                                     8,794
     7/31/95         10,610                                     8,979
     8/31/95         10,480                                     8,755
     9/30/95         10,410                                     8,702
    10/31/95         10,100                                     8,360
    11/30/95          9,710                                     8,203
    12/31/95         10,050                                     8,552
     1/31/96         11,020                                     9,151
     2/29/96         11,420                                     8,991
     3/31/96         11,130                                     9,045
     4/30/96         11,890                                     9,374
     5/31/96         12,550                                     9,310
     6/30/96         12,580                                     9,348
     7/31/96         11,740                                     8,692
     8/31/96         12,110                                     8,902
     9/30/96         12,360                                     8,967
    10/31/96         12,270                                     8,721
    11/30/96         12,660                                     8,856
    12/31/96         12,903                                     8,886
     1/31/97         14,029                                     9,485
     2/28/97         14,699                                     9,885
     3/31/97         14,324                                     9,601
     4/30/97         14,405                                     9,584
     5/31/97         14,912                                     9,832
     6/30/97         15,794                                    10,338
     7/31/97         16,007                                    10,472
     8/31/97         14,253                                     9,128
     9/30/97         14,790                                     9,367
    10/31/97         12,822                                     7,822
    11/30/97         12,406                                     7,531
    12/31/97         12,454                                     7,695
     1/31/98         11,576                                     7,086
     2/28/98         13,029                                     7,821
     3/31/98         13,332                                     8,135
     4/30/98         13,416                                     8,030
     5/31/98         11,304                                     6,905
     6/30/98         10,059                                     6,166
     7/31/98         10,373                                     6,340
     8/31/98          7,414                                     4,483
     9/30/98          7,445                                     4,755
    10/31/98          7,592                                     5,250
    11/30/98          8,355                                     5,681
    12/31/98          8,355                                     5,578
     1/31/99          8,125                                     5,483
     2/28/99          8,083                                     5,533
     3/31/99          8,690                                     6,245
     4/30/99         10,007                                     7,009
     5/31/99          9,840                                     6,897
     6/30/99         11,021                                     7,720
     7/31/99         10,394                                     7,499
     8/31/99         10,540                                     7,561
     9/30/99         10,070                                     7,296
    10/31/99         10,760                                     7,445
    11/30/99         12,558                                     8,110
    12/31/99         15,173                                     9,131
     1/31/00         14,754                                     9,168
     2/29/00         15,361                                     9,286
     3/31/00         15,905                                     9,317
     4/30/00         13,991                                     8,421
     5/31/00         13,374                                     8,054
     6/30/00         14,148                                     8,312
     7/31/00         13,604                                     7,875
     8/31/00         14,022                                     7,902
     9/30/00         12,778                                     7,202
    10/31/00         11,910                                     6,676
    11/30/00         10,687                                     6,089
    12/31/00         11,220                                     6,227
     1/31/01         12,203                                     7,071
     2/28/01         11,536                                     6,512
     3/31/01         10,697                                     5,842
     4/30/01         11,147                                     6,114
     5/31/01         11,753                                     6,167
     6/30/01         11,419                                     6,024
     7/31/01         10,655                                     5,628
     8/31/01         10,739                                     5,563
     9/30/01          9,359                                     4,690
    10/31/01          9,610                                     4,979
    11/30/01         10,582                                     5,493
    12/31/01         11,095                                     5,922

PERFORMANCE+                                              CLASS A      CLASS B
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
-------------------------------------------------------------------------------
One Year                                                   -0.73%       -1.12%
Five Years                                                 -2.58        -2.98
Life of Fund**                                              2.06         1.48

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
-------------------------------------------------------------------------------
One Year                                                   -6.46%       -6.06%
Five Years                                                 -3.73        -3.36
Life of Fund**                                              1.20         1.48

**  Inception dates: Class A: 12/8/94; Class B: 11/30/94

*    Source: TowersData, Bethesda, MD. Investment operations commenced 11/30/94.

     The chart compares the Fund's total return with that of the Morgan Stanley Capital International Emerging Markets Free Index, a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. The MSCI Emerging Markets Free Index has been changed from the MSCE Emerging Markets Index, which was discontinued effective October 31, 2001. The MSCI Emerging Markets Free Index was chosen as the new benchmark index for its comparability to the Portfolio's investments. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. An investment in the Fund's Class A shares on 12/8/94 at net asset value would have been worth $11,548 on December 31, 2001; $10,884 including the 5.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
-----------------------------------------------------
Investment in Emerging Markets
   Portfolio, at value
   (identified cost, $7,032,388)          $ 8,423,032
Receivable for Fund shares sold               357,873
Receivable from the custodian                     897
-----------------------------------------------------
TOTAL ASSETS                              $ 8,781,802
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $    24,833
Payable to affiliate for Trustees' fees            46
Accrued expenses                               15,868
-----------------------------------------------------
TOTAL LIABILITIES                         $    40,747
-----------------------------------------------------
NET ASSETS                                $ 8,741,055
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $10,072,703
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (2,719,283)
Accumulated net investment loss                (3,009)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                         1,390,644
-----------------------------------------------------
TOTAL                                     $ 8,741,055
-----------------------------------------------------
Class A Shares
-----------------------------------------------------
NET ASSETS                                $ 4,136,295
SHARES OUTSTANDING                            381,109
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $     10.85
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $10.85)      $     11.51
-----------------------------------------------------

Class B Shares
-----------------------------------------------------
NET ASSETS                                $ 4,604,760
SHARES OUTSTANDING                            433,917
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $     10.61
-----------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
---------------------------------------------------
Dividends allocated from Portfolio
   (net of foreign taxes, $17,616)        $ 212,923
Interest allocated from Portfolio                66
Expenses allocated from Portfolio          (145,570)
---------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  67,419
---------------------------------------------------

Expenses
---------------------------------------------------
Management fee                            $  21,434
Trustees' fees and expenses                     232
Distribution and service fees
   Class A                                   17,707
   Class B                                   50,323
Registration fees                            25,121
Legal and accounting services                15,237
Transfer and dividend disbursing agent
   fees                                      11,388
Printing and postage                          7,900
Custodian fee                                 8,514
Miscellaneous                                 8,596
---------------------------------------------------
TOTAL EXPENSES                            $ 166,452
---------------------------------------------------
Deduct --
   Reduction of custodian fee             $   3,135
   Allocation of expenses to the
      Investment Adviser                     18,531
   Allocation of expenses to the Manager     12,354
---------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $  34,020
---------------------------------------------------
NET EXPENSES                              $ 132,432
---------------------------------------------------
NET INVESTMENT LOSS                       $ (65,013)
---------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $2,209)      $ 156,494
   Foreign currency and forward foreign
      currency exchange contract
      transactions                          (51,550)
---------------------------------------------------
NET REALIZED GAIN                         $ 104,944
---------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(133,682)
   Foreign currency and forward foreign
      currency exchange contracts            (4,211)
---------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(137,893)
---------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (32,949)
---------------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $ (97,962)
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $         (65,013) $        (267,226)
   Net realized gain (loss)                         104,944           (315,583)
   Net change in unrealized appreciation
      (depreciation)                               (137,893)        (2,562,048)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $         (97,962) $      (3,144,857)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       1,657,963  $       1,972,781
      Class B                                       515,324          2,843,144
   Cost of shares redeemed
      Class A                                    (1,004,328)        (1,862,658)
      Class B                                    (1,431,055)        (2,054,657)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $        (262,096) $         898,610
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $        (360,058) $      (2,246,247)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $       9,101,113  $      11,347,360
------------------------------------------------------------------------------
AT END OF YEAR                            $       8,741,055  $       9,101,113
------------------------------------------------------------------------------

Accumulated net
investment loss included
in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $          (3,009) $         (33,596)
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                    CLASS A
                                  --------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                  --------------------------------------------
                                    2001        2000        1999        1998
------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.930     $14.680     $ 8.060     $11.970
------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------
Net investment loss               $(0.048)    $(0.268)    $(0.112)    $(0.146)
Net realized and unrealized
   gain (loss)                     (0.032)     (3.482)      6.732      (3.764)
------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $(0.080)    $(3.750)    $ 6.620     $(3.910)
------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.850     $10.930     $14.680     $ 8.060
------------------------------------------------------------------------------

TOTAL RETURN(1)                     (0.73)%    (25.54)%     82.13%     (32.66)%
------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 4,136     $ 3,511     $ 4,482     $ 3,066
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)                   3.23%       3.26%       3.02%       3.25%
   Net expenses after
      custodian fee
      reduction(2)                   2.95%       2.92%       2.95%       2.95%
   Net investment loss              (0.46)%     (2.12)%     (1.02)%     (1.34)%
Portfolio Turnover of the
   Portfolio                          125%         65%         95%        117%
------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or management fee, an allocation of expenses to the Investment Adviser and/or Manager, or both.
   Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       3.59%       3.35%       4.70%       3.65%
   Expenses after custodian
      fee reduction(2)               3.31%       3.01%       4.63%       3.35%
   Net investment loss              (0.82)%     (2.21)%     (2.70)%     (1.74)%
Net investment loss per share     $(0.086)    $(0.279)    $(0.296)    $(0.188)
------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                          CLASS B
                                  --------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------
                                    2001        2000        1999        1998        1997
------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $10.730     $14.510     $ 7.990     $11.910     $12.720
------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------
Net investment loss               $(0.129)    $(0.347)    $(0.159)    $(0.236)    $(0.012)
Net realized and unrealized
   gain (loss)                      0.009      (3.433)      6.679      (3.684)     (0.436)
------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $(0.120)    $(3.780)    $ 6.520     $(3.920)    $(0.448)
------------------------------------------------------------------------------------------

Less distributions*
------------------------------------------------------------------------------------------
From net realized gain            $    --     $    --     $    --     $    --     $(0.362)
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $    --     $    --     $    --     $    --     $(0.362)
------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $10.610     $10.730     $14.510     $ 7.990     $11.910
------------------------------------------------------------------------------------------

TOTAL RETURN(1)                     (1.12)%    (26.05)%     81.60%     (32.91)%     (3.48)%
------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $ 4,605     $ 5,590     $ 6,866     $ 4,064     $ 9,074
Ratios (As a percentage of
   average daily net assets):
   Net expenses(2)                   3.73%       3.75%       3.47%       3.70%       3.50%
   Net expenses after
      custodian fee
      reduction(2)                   3.45%       3.41%       3.40%       3.40%       3.32%
   Net investment loss              (0.97)%     (2.60)%     (1.59)%     (1.79)%     (1.92)%
Portfolio Turnover of the
   Portfolio                          125%         65%         95%        117%        160%
------------------------------------------------------------------------------------------
+  The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or management fee, an allocation of expenses to the
   Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(2)                       4.09%       3.84%       5.15%       4.10%       3.79%
   Expenses after custodian
      fee reduction(2)               3.81%       3.50%       5.08%       3.80%       3.61%
   Net investment loss              (1.33)%     (2.69)%     (3.27)%     (2.19)%     (2.21)%
Net investment loss per share     $(0.177)    $(0.359)    $(0.327)    $(0.289)    $(0.014)
------------------------------------------------------------------------------------------

 (1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (2)  Includes the Fund's share of the Portfolio's allocated expenses.
 * Certain prior year amounts have been reclassified to conform to the current year presentation.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (61.9% at December 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2001, the Fund, for federal income tax purposes had a capital loss carryover of $2,821,662 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover of $2,411,579 and $410,083 expires on December 31, 2006 and 2009, respectively. At December 31, 2001, net capital losses of $10,652 and net currency losses of $3,009 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's current taxable year.

   At December 31, 2001, the Fund did not have any undistributed ordinary income or any undistributed long-term gains on a tax basis.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2001         2000
    ------------------------------------------------------------------
    Sales                                        154,248      145,823
    Redemptions                                  (94,413)    (129,908)
    ------------------------------------------------------------------
    NET INCREASE                                  59,835       15,915
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2001         2000
    ------------------------------------------------------------------
    Sales                                         49,686      206,688
    Redemptions                                 (136,590)    (159,082)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                      (86,904)      47,606
    ------------------------------------------------------------------

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended December 31, 2001 the Fund received $115 in redemption fees on Class A shares.

4 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2001, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $21,434. To reduce the net operating loss of the Fund, the Manager was allocated $12,354 of the Fund's operating expenses. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to LGM and to EVM and its affiliates. To reduce the net investment loss of the Fund, the Adviser was allocated $18,531 of the Fund's operating expenses. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

5 Distribution Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class A (Class A Plan) and for Class B (Class B Plan), (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and an amount equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments attributable to Class B shares during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of the contingent deferred sales charge (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $12,468 and $37,742 for Class A and Class B shares, respectively, to EVD for the year ended December 31, 2001, representing 0.35% and 0.75% of average daily net assets for Class A and Class B shares, respectively. At December 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $229,000 for Class B shares.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and 0.25%

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   per annum of the Fund's average daily net assets attributable to Class B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. The Fund paid or accrued service fees to EVD for the year ended December 31, 2001 in the amounts $5,239 and $12,581 for Class A shares and Class B shares, respectively.

   Certain officers and Trustees of the Fund are officers of the above organization.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under other certain limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $20,000 of CDSC paid by shareholders for Class B shares for the year ended December 31, 2001. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value because the purchase amount was $1 million or more.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $1,816,975 and $2,564,016, respectively, for the year ended December 31, 2001.

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE SPECIAL INVESTMENT TRUST:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Emerging Markets Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 6, 2002

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 98.4%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Banks and Money Services -- 12.1%
----------------------------------------------------------------------
Banco De A. Edwards-sp ADR                       18,500    $   320,050
A bank in Chile which attracts deposits
and offers retail and commercial banking
services
Hansabank Ltd.                                   44,654        407,494
Financial institution in the Baltic
States
HDFC Bank Ltd. ADR(1)                            19,300        280,815
A new generation private sector bank in
India promoted by the HDFC group in 1995
Industrial Bank of Korea(1)                      50,000        305,311
Niche Korean bank focusing on industrial
finance
OTP Bank Rt. GDR                                  5,482        328,920
Hungary's biggest bank
----------------------------------------------------------------------
                                                           $ 1,642,590
----------------------------------------------------------------------
Beverages -- 2.0%
----------------------------------------------------------------------
Grupo Continental SA                            183,451    $   270,488
The company manufacturers, markets, and
distributes non-alcoholic beverages
bearing trademarks of the Coca-Cola
Company
----------------------------------------------------------------------
                                                           $   270,488
----------------------------------------------------------------------
Chemicals -- 4.2%
----------------------------------------------------------------------
National Petrochemical                          174,000    $   120,970
Producer and distributor of
petrochemicals, such as ethylene and
propylene
Reliance Industries Ltd.                         33,100        450,160
India's largest private sector
enterprise and a major player in the
Indian petrochemicals sector
----------------------------------------------------------------------
                                                           $   571,130
----------------------------------------------------------------------
Computers -- Peripherial Equipment -- 0.9%
----------------------------------------------------------------------
Ambit Microsystems Corp.                         28,000    $   128,983
The company manufactures and markets
modems, power converters for notebook
computer, and backlight inverters
----------------------------------------------------------------------
                                                           $   128,983
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Drugs -- 2.5%
----------------------------------------------------------------------
Teva Pharmaceuticals Industries Ltd.-sp
ADR                                               5,500    $   338,965
Generic drug company with products like
Alpha D3 and Copaxone
----------------------------------------------------------------------
                                                           $   338,965
----------------------------------------------------------------------
Electric -- Integrated -- 5.9%
----------------------------------------------------------------------
Hong Kong Electric                               82,000    $   304,960
Generates and supplies electricity and
provides engineering consultancy and
project management services
RAO Unified Energy Systems GDR                   31,500        491,400
An electricity company in Russia
----------------------------------------------------------------------
                                                           $   796,360
----------------------------------------------------------------------
Electric Utilities -- 2.4%
----------------------------------------------------------------------
Companhia Paranaense Energia ADR                 44,000    $   330,440
Brazilian Utility
----------------------------------------------------------------------
                                                           $   330,440
----------------------------------------------------------------------
Electronic Components -- Semiconductors -- 1.1%
----------------------------------------------------------------------
MediaTek                                          9,000    $   151,416
The company designs, manufactures and
markets CD-ROM ad DVD-ROM chip sets
----------------------------------------------------------------------
                                                           $   151,416
----------------------------------------------------------------------
Food and Beverages -- 17.3%
----------------------------------------------------------------------
Companhia de Bebidas das Americas ADR            16,820    $   341,278
Produces and distributes beverages
Fomento Economico Mexicano S.A. de
C.V. ADR                                         14,500        500,975
Mexican conglomerate with interests in
the beer consumption market, Coca-Cola
FEMSA, convenience store chains, and
beverage & seafood cans
Hite Brewery Co., Ltd.                            9,700        398,823
Korean brewer
President Chain Store Corp.                     142,647        302,028
Taiwanese operator of 7-11 convenience
stores and other consumer businesses
South African Breweries Ltd.                     60,000        395,165
A South African brewery producer
Vina Concha y Toro ADR                           11,500        414,000
Wine producer/exporter
----------------------------------------------------------------------
                                                           $ 2,352,269
----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Foods -- 2.3%
----------------------------------------------------------------------
Thai Union Frozen Products Public Co.,
Ltd.                                            825,000    $   318,958
Producer of processed seafood products
in Thailand and exporter of tuna
----------------------------------------------------------------------
                                                           $   318,958
----------------------------------------------------------------------
Insurance -- 9.8%
----------------------------------------------------------------------
China Insurance International Holdings
Co., Ltd.                                     1,168,000    $   715,232
China Insurance focuses on reinsurance
and insurance brokerage business
Samsung Fire & Marine Insurance Co.,
Ltd.                                             14,350        614,138
Korea's largest non-life insurance
company
----------------------------------------------------------------------
                                                           $ 1,329,370
----------------------------------------------------------------------
Machinery -- 1.5%
----------------------------------------------------------------------
Siam Cement Co. Ltd.(1)                          16,700    $   199,358
Industrial and building material
producer in Thailand
----------------------------------------------------------------------
                                                           $   199,358
----------------------------------------------------------------------
Metals -- Industrial -- 1.9%
----------------------------------------------------------------------
Hindalco Industries Ltd. GDR                     19,900    $   253,725
Indian aluminum producer
----------------------------------------------------------------------
                                                           $   253,725
----------------------------------------------------------------------
Mining -- 7.3%
----------------------------------------------------------------------
Gold Fields Ltd.                                 49,600    $   237,766
South African gold producer
Harmony Gold Mining Co. Ltd.                     66,279        433,756
A mining company that produces gold
Yanzhou Coal Mining Co. Ltd.                    992,000        314,860
Yanzhou Coal performs underground mining
of prime quality coal from its mines in
Eastern China
----------------------------------------------------------------------
                                                           $   986,382
----------------------------------------------------------------------
Office Automation and Equipment -- 5.5%
----------------------------------------------------------------------
Sindo Ricoh Co.                                  19,000    $   753,611
Manufacturer of photocopiers and other
office equipment
----------------------------------------------------------------------
                                                           $   753,611
----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Oil and Gas - Exploration and Development -- 2.7%
----------------------------------------------------------------------
Petroleo Brasileiro S.A. ADR                     16,000    $   372,800
A holding company for oil, gas and
petrochemical companies in Brazil
----------------------------------------------------------------------
                                                           $   372,800
----------------------------------------------------------------------
Oil and Gas - Integrated -- 4.1%
----------------------------------------------------------------------
PetroChina Co. Ltd.                           1,800,000    $   318,553
Explores, develops, and produces crude
oil and natural gas
Surgutneftegaz ADR                               15,000        235,875
Russian oil company
----------------------------------------------------------------------
                                                           $   554,428
----------------------------------------------------------------------
Retail -- 2.8%
----------------------------------------------------------------------
Wal-Mart de Mexico S.A.                         140,000    $   382,263
A major retailer in food, clothing, and
other merchandise, under a variety of
store formats
----------------------------------------------------------------------
                                                           $   382,263
----------------------------------------------------------------------
Semiconductor Components/Integrated
Circuits -- 1.6%
----------------------------------------------------------------------
United Microelectronics Corp., Ltd.(1)           95,000    $   138,627
The company designs, manufactures, and
markets integrated circuits and related
electronics products
Via Technologies, Inc.                           18,000         73,133
One of Taiwan's leading chipset
manufacturers
----------------------------------------------------------------------
                                                           $   211,760
----------------------------------------------------------------------
Telephone - Integrated -- 5.2%
----------------------------------------------------------------------
AS Eesti Telekom GDR                             30,000    $   361,500
Estonia's fixed line and mobile telecom
provider
Tele Norte Leste Participacoes S.A. ADR          22,500        350,775
One of Brazil's three fixed line holding
companies, located in northeast Brazil
----------------------------------------------------------------------
                                                           $   712,275
----------------------------------------------------------------------
Tobacco -- 5.3%
----------------------------------------------------------------------
Companhia Souza Cruz S.A.                        75,500    $   464,012
A subsidiary of British American Tobacco
Korea Tobacco and Ginseng Corp.                  12,350        183,103
Cigarette manufacturer

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Tobacco (continued)
----------------------------------------------------------------------
Korea Tobacco and Ginseng Corp.
GDR(1)(2)                                        10,700    $    80,250
Cigarette manufacturer
----------------------------------------------------------------------
                                                           $   727,365
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $11,625,589)                           $13,384,936
----------------------------------------------------------------------
Total Investments -- 98.4%
   (identified cost $11,625,589)                           $13,384,936
----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.6%                     $   211,675
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $13,596,611
----------------------------------------------------------------------

 Company descriptions are unaudited.

 ADR-American Depositary Receipt

 GDR-Global Depository Receipt.
 (1)  Non-income producing security.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

COUNTRY CONCENTRATION OF PORTFOLIO

                                          PERCENTAGE
COUNTRY                                   OF NET ASSETS  VALUE
-------------------------------------------------------------------
Republic of Korea                                17.2%   $2,335,236
Brazil                                           13.7%    1,859,305
Hong Kong                                         9.9%    1,338,745
Mexico                                            8.5%    1,153,726
India                                             7.2%      984,700
Taiwan                                            5.8%      794,187
Estonia                                           5.7%      768,994
Chile                                             5.4%      734,050
Russia                                            5.3%      727,275
South Africa                                      4.9%      671,522
Thailand                                          4.7%      639,286
United Kingdom                                    2.9%      395,165
Israel                                            2.5%      338,965
Hungary                                           2.4%      328,920
China                                             2.3%      314,860

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2001
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $11,625,589)                           $13,384,936
Cash                                          139,957
Foreign currency, at value (identified
   cost, $366,251)                            360,983
Interest and dividends receivable              54,124
Tax reclaim receivable                            334
Prepaid expenses                                   61
-----------------------------------------------------
TOTAL ASSETS                              $13,940,395
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for investments purchased         $   325,277
Payable to affiliate for Trustees' fees         1,280
Accrued expenses                               17,227
-----------------------------------------------------
TOTAL LIABILITIES                         $   343,784
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $13,596,611
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $11,842,533
Net unrealized appreciation (computed on
   the basis of identified cost)            1,754,078
-----------------------------------------------------
TOTAL                                     $13,596,611
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2001
Investment Income
---------------------------------------------------
Dividends (net of foreign taxes,
   $28,562)                               $ 344,393
Interest                                        107
---------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 344,500
---------------------------------------------------

Expenses
---------------------------------------------------
Investment adviser fee                    $ 104,839
Administration fee                           34,923
Trustees' fees and expenses                   6,294
Custodian fee                                77,108
Legal and accounting services                42,575
Miscellaneous                                 4,288
---------------------------------------------------
TOTAL EXPENSES                            $ 270,027
---------------------------------------------------
Deduct --
   Reduction of custodian fee             $  34,129
---------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $  34,129
---------------------------------------------------

NET EXPENSES                              $ 235,898
---------------------------------------------------

NET INVESTMENT INCOME                     $ 108,602
---------------------------------------------------

Realized and Unrealized Gain (Loss)
---------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $3,566)      $(435,422)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                 (83,712)
---------------------------------------------------
NET REALIZED LOSS                         $(519,134)
---------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 452,321
   Foreign currency and forward foreign
      currency exchange contracts             2,550
---------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 454,871
---------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (64,263)
---------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $  44,339
---------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2001  DECEMBER 31, 2000
------------------------------------------------------------------------------
From operations --
   Net investment income (loss)           $         108,602  $         (89,523)
   Net realized loss                               (519,134)          (646,459)
   Net change in unrealized appreciation
      (depreciation)                                454,871         (3,829,852)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $          44,339  $      (4,565,834)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $       2,182,206  $      10,146,468
   Withdrawals                                   (3,489,136)        (5,193,671)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $      (1,306,930) $       4,952,797
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $      (1,262,591) $         386,963
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      14,859,202  $      14,472,239
------------------------------------------------------------------------------
AT END OF YEAR                            $      13,596,611  $      14,859,202
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                  YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------
                                    2001        2000        1999       1998        1997
-----------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Net expenses                      1.93%       1.69%       1.42%      1.71%       1.53%
   Net expenses after
      custodian fee reduction        1.69%       1.38%       1.35%      1.41%       1.35%
   Net investment income
      (loss)                         0.78%      (0.56)%      0.45%      0.37%       0.08%
Portfolio Turnover                    125%         65%         95%       117%        160%
-----------------------------------------------------------------------------------------
TOTAL RETURN(1)                      1.03%         --          --         --          --
-----------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $13,597     $14,859     $14,472     $7,877     $18,554
-----------------------------------------------------------------------------------------
+  The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment
   Adviser and/or Administrator, or both. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                      1.76%       2.42%      1.87%       1.81%
   Expenses after custodian
      fee reduction                              1.45%       2.35%      1.57%       1.63%
   Net investment income
      (loss)                                    (0.63)%     (0.55)%     0.21%      (0.20)%
-----------------------------------------------------------------------------------------

 (1) Total return is required to be disclosed for fiscals years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are those considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable or are considered unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Federal Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 E Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either cash or securities in an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2001, the adviser fee was 0.75% of average daily net assets and amounted to $104,839. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2001, the administration fee was 0.25% of average daily net assets and amounted to $34,923. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $16,652,530 and $16,324,833, respectively, for the year ended December 31, 2001.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 11,625,589
    ------------------------------------------------------
    Gross unrealized appreciation             $  2,252,000
    Gross unrealized depreciation                 (492,653)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,759,347
    ------------------------------------------------------

   The net depreciation on foreign currency is $5,269.

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended
   December 31, 2001.

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2001, there were no obligations under these financial instruments outstanding.

EMERGING MARKETS PORTFOLIO AS OF DECEMBER 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF EMERGING MARKETS PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 6, 2002

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Special Investment (the Trust), of which Eaton Vance Emerging Markets Fund (the Fund) is a series, and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

INTERESTED TRUSTEE(S)

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY              OTHER
        AND AGE             PORTFOLIO        SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)        DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz(1)  Trustee of      Trustee Since     President and Chief              165
Age 42                    Trust           1998              Executive Officer of
The Eaton Vance Building                                    National Financial
255 State Street                                            Partners (financial
Boston, MA 02109                                            services company)
                                                            (since April 1999).
                                                            President and Chief
                                                            Operating Officer of
                                                            John A. Levin & Co.
                                                            (registered investment
                                                            advisor) (July 1997 to
                                                            April 1999) and a
                                                            Director of Baker,
                                                            Fentress & Company,
                                                            which owns John A.
                                                            Levin & Co., a
                                                            registered investment
                                                            advisor (July 1997 to
                                                            April 1999). Executive
                                                            Vice President of Smith
                                                            Barney Mutual Funds
                                                            (July 1994 to June
                                                            1997).

James B. Hawkes(2)        President and   President and     Chairman, President and          170           Director of EVC, EV
Age 60                    Trustee of      Trustee of Trust  Chief Executive Officer                        and EVD.
The Eaton Vance Building  Trust and Vice  since 1989 and    of BMR, EVM and their
255 State Street          President and   Vice President    corporate parent, Eaton
Boston, MA 02109          Trustee of      and Trustee of    Vance Corp. (EVC), and
                          Portfolio       Portfolio since   corporate trustee,
                                          1994              Eaton Vance, Inc. (EV);
                                                            Vice President of EVD.
                                                            President or officer of
                                                            170 funds managed by
                                                            EVM or its affiliates.

Hon. Robert Lloyd George  President and   President and     President and Chief               5
Age 49                    Trustee of      Trustee Since     Executive, Lloyd George
255 State Street          Portfolio       1994              Management (B.V.I.)
Boston, MA 02110                                            Limited. Officer of 5
                                                            investment companies
                                                            managed by EVM or BMR.
-------------------------------------------------------------------------------------------------------------------------------

 (1) Ms. Bibliowicz is deemed to be an interested person of the Fund and the Portfolio because of her affiliation with a brokerage firm.
 (2) Mr. Hawkes is an interested person of the Fund and the Portfolio because of his position as Director, Chairman, President and Chief Executive Officer of BMR, EVM, and EVC, which are affiliates of the Fund and EVM.
 (3)  Trustees and officers serve for an indefinite term.
 (4)  Includes both master and feeder funds in a master feeder structure.

DISINTERESTED TRUSTEE(S)

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY              OTHER
        AND AGE             PORTFOLIO        SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)        DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          Trustee         Trustee of        President of Dwight              170           Trustee/Director of
Age 70                                    Portfolio Since   Partners, Inc.                                 the Royce Funds
The Eaton Vance Building                  1994 and of       (corporate relations                           (consisting of 17
255 State Street                          Trust Since 1989  and communications                             portfolios).
Boston, MA 02109                                            company).

Samuel L. Hayes, III      Trustee         Trustee of        Jacob H. Schiff                  170           Director of
Age 67                                    Portfolio Since   Professor of Investment                        Tiffany & Co.
The Eaton Vance Building                  1994 and of       Banking Emeritus,                              Director of
255 State Street                          Trust Since 1989  Harvard University                             Telect, Inc.
Boston, MA 02109                                            Graduate School of
                                                            Business
                                                            Administration.

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

                           POSITION(S)        TERM OF                                NUMBER OF PORTFOLIOS
                             WITH THE        OFFICE AND                                IN FUND COMPLEX
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN BY              OTHER
        AND AGE             PORTFOLIO        SERVICE(3)     DURING PAST FIVE YEARS        TRUSTEE(4)        DIRECTORSHIPS HELD
-------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer          Trustee         Trustee of        Chairman and Chief               170
Age 66                                    Portfolio Since   Operating Officer,
The Eaton Vance Building                  1996 and of       Hellman, Jordan
255 State Street                          Trust Since 1989  Management Co., Inc.
Boston, MA 02109                                            (an investment
                                                            management company)
                                                            President, Unicorn
                                                            Corporation (investment
                                                            and financial advisory
                                                            services company)
                                                            (since September 2000).
                                                            Formerly, Chairman of
                                                            the Board, United Asset
                                                            Management Corporation
                                                            (a holding company
                                                            owning institutional
                                                            investment management
                                                            firms) and Chairman,
                                                            President and Director,
                                                            UAM Funds (mutual
                                                            funds).

Lynn A. Stout             Trustee of      Trustee Since     Professor of Law,                165
Age 44                    Trust           1998              University of
The Eaton Vance Building                                    California at Los
255 State Street                                            Angeles School of Law
Boston, MA 02109                                            (since July 2001).
                                                            Formerly, Professor of
                                                            Law, Georgetown
                                                            University Law Center
                                                            (prior to July 2001).

Jack L. Treynor           Trustee of      Trustee Since     Investment Adviser and           167
Age 72                    Trust           1989              Consultant.
The Eaton Vance Building
255 State Street
Boston, MA 02109

Hon. Edward K.Y. Chen     Trustee of      Trustee Since     President of Lingnan              5
Age 57                    Portfolio       1994              College, University of
255 State Street                                            Hong Kong
Boston, MA 02110

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                           POSITION(S)        TERM OF
                             WITH THE        OFFICE AND
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)
        AND AGE             PORTFOLIO        SERVICE(3)     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Duke Laflamme             Vice President  Vice President    Vice President of EVM
Age 32                    of Trust        Since 2001        and BMR since November
The Eaton Vance Building                                    2001. Officer of 9
255 State Street                                            investment companies
Boston, MA 02109                                            managed by EVM or BMR.
                                                            Prior to November 2001,
                                                            Assistant Vice
                                                            President and Research
                                                            Associate for EVM and
                                                            BMR. Prior to January
                                                            1998, assistant
                                                            Portfolio Manager at
                                                            Norwest Investment
                                                            Manager.

Edward E. Smiley, Jr.     Vice President  Vice President    Vice President of EVM
Age 57                    of Trust        Since 1997        and BMR. Officer of 34
The Eaton Vance Building                                    investment companies
255 State Street                                            managed by EVM or BMR.
Boston, MA 02109

EATON VANCE EMERGING MARKETS FUND AS OF DECEMBER 31, 2001

MANAGEMENT AND ORGANIZATION CONT'D

                           POSITION(S)        TERM OF
                             WITH THE        OFFICE AND
     NAME, ADDRESS          TRUST AND        LENGTH OF      PRINCIPAL OCCUPATION(S)
        AND AGE             PORTFOLIO        SERVICE(3)     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Alan R. Dynner            Secretary       Secretary Since   Vice President,
Age 61                                    1997              Secretary and Chief
The Eaton Vance Building                                    Legal Officer of BMR,
255 State Street                                            EVM and EVC; Vice
Boston, MA 02109                                            President, Secretary
                                                            and Clerk of EVD.
                                                            Secretary of 170 funds
                                                            managed by EVM and its
                                                            affiliates.

James L. O'Connor         Vice President  Vice President    Vice President of BMR
Age 56                    and Treasurer   and Treasurer of  and EVM; Vice President
The Eaton Vance Building  of Portfolio    Portfolio Since   of EVD. Treasurer of
255 State Street          and Treasurer   1994 and          170 funds managed by
Boston, MA 02109          of Trust        Treasurer of      EVM and its affiliates.
                                          Trust Since 1989

William Walter Raleigh    Vice President  1994              Finance Director and
Kerr                      and Assistant                     Chief Operating Officer
Age 51                    Treasurer of                      of Lloyd George (Hong
255 State Street          Portfolio                         Kong) Limited and
Boston, MA 02110                                            Director of Lloyd
                                                            George (B.V.I.)
                                                            Limited. Officer of 5
                                                            investment companies
                                                            managed by EVM or BMR.
-------------------------------------------------------------------------------------------------------------------------------

    The Statement of Additional Information for the Fund includes additional information about the Trustees and officers of the Fund and Portfolio and can be obtained, without charge, by calling 1-800-225-6265.

INVESTMENT ADVISER OF EMERGING MARKETS PORTFOLIO
LLOYD GEORGE MANAGEMENT
(BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong

SPONSOR AND MANAGER OF EATON VANCE EMERGING MARKETS FUND
AND ADMINISTRATOR OF EMERGING MARKETS PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI  02940-9653

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE EMERGING MARKETS FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

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   THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH
  CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND
                                     MONEY.
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                                                                          EMSRC